UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2010
DynCorp International Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32869	01-0824791
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3190 Fairview Park Drive, Suite 700,		22042
Falls Church, Virginia
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (571) 722-0210
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement; Limited Guarantee
On April 11, 2010, DynCorp International Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Delta Tucker Holdings, Inc. (“Parent”) and Delta Tucker Sub, Inc. (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into the Company, and as a result the Company will continue as the surviving corporation and be a wholly owned subsidiary of Parent (the “Merger”). The Merger Agreement was approved by the Company’s Board of Directors (the “Board”).
Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), other than shares owned by the Company, Parent or Merger Sub, or by any stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law, will be canceled and will be automatically converted into the right to receive $17.55 in cash (the “Per Share Merger Consideration”), without interest. Additionally, the Company’s restricted stock units granted under the DynCorp International 2007 Omnibus Incentive Plan will vest at the effective time of the Merger and will be converted into the right to receive the Per Share Merger Consideration.
Consummation of the Merger is subject to customary conditions, including without limitation (i) approval by the holders of a majority of the outstanding shares of the Company’s Class A Common Stock entitled to vote on the Merger, (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) the absence of any law, order or injunction prohibiting the Merger. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including without limitation (a) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and (b) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to customary materiality qualifiers).
Concurrently with the execution and delivery of the Merger Agreement, DIV Holding LLC (“DIV Holding”), the largest stockholder of the Company’s Common Stock, and affiliates thereof, entered into a voting agreement (the “Voting Agreement”) with Parent and Merger Sub whereby DIV Holding and its affiliate, committed, among other things, subject to the terms and conditions of the Voting Agreement, to vote 34.9% of the outstanding shares of Common Stock for the adoption of the Merger Agreement. The Voting Agreement automatically terminates upon the termination of the Merger Agreement.
Parent and Merger Sub have obtained equity and debt financing commitments for the transaction contemplated by the Merger Agreement, the aggregate proceeds of which will be sufficient for Parent to pay the aggregate Per Share Merger Consideration and all related fees and expenses. Cerberus Series Four Holdings, LLC, an investment fund affiliated with Cerberus Capital Management, L.P. (“Cerberus”), has committed to purchase equity interests in Parent amounting to $591.6 million in the aggregate on the terms and subject to the conditions set forth in an equity commitment letter dated April 11, 2010 (the “Equity Commitment Letter”), and have provided the Company with a limited guarantee in favor of the Company dated April 11, 2010 (the “Limited Guarantee”), guaranteeing, subject to the terms and conditions of the Limited Guarantee, the payment of certain monetary obligations that may be owed by Parent pursuant to the Merger Agreement.
Bank of America Securities LLC, Citigroup Global Markets Inc., Barclays Bank PLC, Deutsche Bank Trust Company Americas, and certain of their respective affiliates (the “Debt Commitment Parties”) have committed to provide up to $715 million in senior secured credit facilities (comprised of a term loan facility of up to $565 million and a revolving credit facility of up to $150 million) and senior unsecured term loans of up to $455 million, on the terms and subject to the conditions set forth in a commitment letter dated April 11, 2010 (the “Debt Commitment Letter”). It is expected that at the consummation of the Merger, senior unsecured notes will be issued and sold by Merger Sub (and assumed by the Company) in lieu of a portion or all of the drawings under the senior unsecured term loans. The obligations of the Debt Commitment Parties to provide debt financing under the Debt Commitment Letter are subject to a number of conditions, which we believe are customary for financings of this type or are otherwise consistent with certain conditions in the Merger Agreement. The final termination date for the Debt Commitment Letter is the same as under the Merger Agreement, except to the extent the Merger Agreement is extended by Parent in accordance with the terms thereof.
During the period beginning on April 11, 2010, and continuing until 12:01 a.m. on the 28th day after such date (the “No Shop Period Start Date”), the Company may initiate, solicit and encourage any alternative acquisition proposals from third parties, provide non-public information and participate in discussions and negotiate with third parties with respect to acquisition proposals. Starting on the No Shop Period Start Date, the Company will become subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to and engage in discussions with third parties regarding alternative acquisition proposals. The no-shop provision, however, is subject to a customary “fiduciary-out” provision, which allows the Company under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals that the Board of Directors has determined that constitutes, or would reasonably be expected to result in, a superior proposal.
The Merger Agreement contains certain termination rights for the Company and Parent, including the right of the Company to terminate the Merger Agreement to accept a superior proposal. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $30 million. The Company may also be obligated to reimburse transaction expenses incurred by Parent and Merger Sub up to $12 million upon termination of the Merger Agreement under specified circumstances. Upon termination of the Merger Agreement under specified circumstances, Parent will be required to pay the Company a reverse termination fee of $100 million. In addition, under certain circumstances, in the event that a party establishes that the other party has committed a “Willful Breach” (as defined in the Merger Agreement) of the Merger Agreement, then the party that has committed the Willful Breach shall be required to pay the non-breaching party liquidated damages in the amount of $300 million.

The representations, warranties and covenants made in the Merger Agreement by the Company, Parent and Merger Sub were qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the Securities and Exchange Commission (the “SEC”) and in some cases were qualified by disclosures that were made by each party to the other, which disclosures were not reflected in the Merger Agreement. The Merger Agreement is filed herewith to provide stockholders with information regarding its terms. Factual disclosures about the Company contained in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement.
The foregoing descriptions of the Merger Agreement, Limited Guarantee and Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, Limited Guarantee and Voting Agreement, as applicable, a copy of each of which is filed as Exhibit 2.1, Exhibit 10.1 and Exhibit 9.1 hereto, as applicable, and the respective terms of which are incorporated herein by reference.
Item 3.03 Material Modifications to Rights of Security Holders
Rights Plan Amendment
Concurrently with the execution of the Merger Agreement, the Board approved, and the Company entered into, Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated as of May 3, 2006, by and between the Company and The Bank of New York, as rights agent (the “Rights Agreement”). The Amendment, among other things, permits the execution of the Merger Agreement and the performance and consummation of the transactions contemplated by the Merger Agreement, including the Merger, without triggering the provisions of the Rights Agreement and provides for the expiration of the Rights Agreement upon the consummation of the Merger.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 4.1 hereto and the terms of which are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On April 12, 2010, the Company announced that it entered into the Merger Agreement by press release, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements
This communication contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed Merger, the management of the Company and the Company’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include: failure to obtain stockholder approval of the proposed Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to the Company’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.
Additional Information and Where To Find It
In connection with the proposed Merger and required stockholder approval, the Company will file a proxy statement with the SEC. The definitive proxy statement will be mailed to stockholders of the Company. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting DynCorp International Inc., Attn: Corporate Secretary, DynCorp International Inc., 3190 Fairview Park Drive, Suite 700, Falls Church, VA 22042. Our filings with the SEC are also available on our website at http://www.dyn-intl.com
Participants in Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s executive officers and directors and their ownership of the Company’s Class A Common Stock is set forth in the proxy statement for the Company’s 2009 Annual Meeting of Stockholders, which was filed with the SEC on June 15, 2009. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 11, 2010, by and among DynCorp International Inc., Delta Tucker Holdings, Inc. and Delta Tucker Sub, Inc.

Exhibit 4.1	Amendment No. 1 to the Rights Agreement, dated as of April 11, 2010, between DynCorp International Inc. and The Bank of New York.

Exhibit 9.1	Voting Agreement, dated as of April 11, 2010, among Delta Tucker Holdings, Inc., Delta Tucker Sub, Inc., DIV Holding LLC and the other signatories thereto.

Exhibit 10.1	Guarantee, dated as of April 11, 2010, by Cerberus Series Four Holdings, LLC, in favor of DynCorp International Inc.

Exhibit 99.1	Press Release dated April 12, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International Inc.
Date: April 12, 2010	/s/ William L. Ballhaus
	Name:	William L. Ballhaus
	Title:	President and Chief Executive Officer